UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2023 (January 12, 2023)

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive,	Northlake,	Texas	76262
(Address of Principal Executive Offices) (Zip Code)

682 549-6600
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of Farmer Bros. Co., a Delaware corporation (the “Company”), held on January 12, 2023 (the “Annual Meeting”), the stockholders of the Company approved the Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate”), which clarifies the completion of the de-classification of the board of directors of the Company (the “Board”), allows for the removal of directors by stockholders with and without cause, and removes references to the Company’s fully redeemed Series A Convertible Participating Cumulative Perpetual Preferred Stock, par value $1.00 per share.

The foregoing description of the Certificate is qualified in its entirety by reference to the full text of the Certificate attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company: (i) elected Allison M. Boersma, Stacy Loretz-Congdon, D. Deverl Maserang II, Christopher P. Mottern, David A. Pace, Alfred Poe, Bradley L. Radoff, John D. Robinson and Waheed Zaman to serve as directors of the Company for a one-year term of office expiring at the Company’s 2023 Annual Meeting of Stockholders and until their successors are elected and duly qualified; (ii) approved the Certificate; (iii) ratified the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023; and (iv) approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers.

As of the close of business on November 17, 2022, the record date for the Annual Meeting, there were 19,544,682 shares of Common Stock, par value $1.00 per share (“Common Stock”), outstanding, with each share of Common Stock entitled to one vote. The holders of 17,117,443 shares of Common Stock were present in person or represented by proxy during the Annual Meeting.

Set forth below, with respect to each such proposal, are the number of votes cast for, against, withheld or number of abstentions and number of broker non-votes.

Proposal No. 1 – To elect nine (9) directors to the Board for a one-year term of office expiring at the Company’s 2023 Annual Meeting of Stockholders and until their successors are elected and duly qualified:

DIRECTOR NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Allison M. Boersma	14,302,927	605,757	2,208,759
Stacy Loretz-Congdon	14,204,590	704,094	2,208,759
D. Deverl Maserang II	13,394,371	1,514,313	2,208,759
Christopher P. Mottern	13,078,996	1,829,688	2,208,759
David A. Pace	12,555,309	2,353,375	2,208,759
Alfred Poe	12,055,617	2,853,067	2,208,759
Bradley L. Radoff	13,112,663	1,796,021	2,208,759
John D. Robinson	12,009,825	2,898,859	2,208,759
Waheed Zaman	13,440,576	1,468,108	2,208,759

Proposal No. 2 – To approve the Certificate:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,626,534	1,143,198	138,952	2,208,759

Proposal No. 3 – To ratify the selection of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,029,896	1,084,765	2,782	−

Proposal No. 4 – Advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,999,014	4,799,352	110,318	2,208,759

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     January 12, 2023

FARMER BROS. CO.

By:	/s/ Jared Vitemb
Jared Vitemb
VP, General Counsel, Secretary and Chief Compliance Officer